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Scudder Target 2010 Fund

Semiannual Report

January 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Nasdaq Symbol	CUSIP Number
Scudder Target 2010 Fund	KRFAX	81123E-101

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary January 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder Target 2010 Fund	-1.08%	-3.42%	5.23%	8.73%	9.27%
S&P 500 Index+	-6.04%	-16.17%	-2.86%	9.04%	12.98%
Lehman Brothers Government Bond Index++	3.06%	6.85%	5.91%	7.52%	7.38%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
Net Asset Value: 1/31/02	$ 9.05
7/31/01	$ 9.49
Distribution Information: Six Months: Income Dividends	$ .20
Capital Gains Distributions	$ .13

Lipper Rankings* - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	3	of	9	30
3-Year	2	of	9	20
5-Year	2	of	8	23
10-Year	1	of	2	34

Rankings are historical and do not guarantee future results. Rankings based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a) (Adjusted for Sales Charge)
-- Scudder Target 2010 Fund -- S&P 500 Index+ - - - Lehman Brothers Government Bond Index++

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2010 Fund	Growth of $10,000	$9,175	$11,070	$14,437	$23,052
	Average annual total return	-8.25%	3.45%	7.62%	8.71%
S&P 500 Index+	Growth of $10,000	$8,383	$9,167	$15,414	$33,885
	Average annual total return	-16.17%	-2.86%	9.04%	12.98%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,685	$11,880	$14,369	$20,375
	Average annual total return	6.85%	5.91%	7.52%	7.38%

The growth of $10,000 is cumulative.

(a) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market-value-weighted index of U.S. Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a tiny bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 1/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

February 5, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 5, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Target 2010 Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Target 2010 Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Tracy McCormick joined the Advisor in 1994 and assumed responsibility for the fund's day-to-day management and investment strategies in 1994. Ms. McCormick has over 21 years of investment industry experience.

Portfolio Manager Gary A. Langbaum joined the Advisor in 1988 and has contributed to the management of the fund since 1998. Mr. Langbaum has over 31 years of investment industry experience.

Portfolio Manager Scott E. Dolan joined the Advisor in 1989. Mr. Dolan joined the fund team in 1998 and is responsible for setting the fund's investment strategy and overseeing security selection for the fund's portfolio. Mr. Dolan has over 10 years of investment industry experience.

Portfolio Manager Ronald W. Tesmond joined the Advisor in 1996 and the fund team in 2001. Mr. Tesmond has over five years of investment industry experience.

In the following interview, the portfolio management team discusses the strategy of Scudder Target 2010 Fund and the market environment during the six-month period ended January 31, 2002.

Q: Will you provide an overview of market conditions during the semiannual period ended January 31, 2002?

A: The semiannual period began in a dismal environment for stocks. We were in the midst of a recession and on the cusp of the catastrophic terrorist attacks of September 11. For the most part, investors had turned away from technology and other high-valuation/high-expectation sectors, choosing instead more traditionally defensive industries, such as health care and finance. Companies within defensive industries typically sustain their earnings power in an economic downturn, because they offer products or services that are not generally tied to discretionary income.

The already struggling stock market was pushed further into bear territory in the weeks after the September 11 terrorist attacks. Deep declines dragged down all sectors; even value stocks declined. In an attempt to stop the free fall, the Fed became even more vigilant in cutting interest rates, reducing them to near-historic lows. The government also began planning for a federal economic stimulus package. These aggressive actions along with success in the military efforts in Afghanistan helped encourage some optimism in the market. Stocks began to come back in October and rallied strongly through January, making back much of the ground lost immediately after the attacks.

Q: How did the fund perform during this period?

A: Scudder Target 2010 Fund lost 1.08 percent for the six months ended January 31, 2002. This compares with a loss of 6.04 percent by the Standard & Poor's 500 index (the fund's equity benchmark) and a gain of 3.06 percent by the Lehman Brothers Government Bond Index (the fund's bond benchmark).

Q: What worked particularly well during the six-month period?

A: After September 11, nearly all stocks plummeted. Many growth stocks declined to valuations that we believed could not be sustained - even during a period of crisis. We took the opportunity to restructure the portfolio from a defensive nature to a more aggressive stance. We did this because we believed that the tragic events and investors' reactions to them might actually speed up the economic decline and therefore its recovery.

We added cyclical stocks from a wide variety of sectors. Cyclical stocks are deeply tied to the economy. They represent companies that offer products or services that consumers (individuals and companies) perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators begin to improve.

In the last three months of the period, this strategy worked extremely well as the market rallied on optimism that the economy would begin to recover in 2002. The fund has realized strong gains from Union Pacific, a transportation company with railroad and trucking services; MGM Mirage, a large casino company; American Express, a diversified financial company with a large travel business; and Illinois Tool Works, which provides diverse products and services to a wide variety of manufacturers.

Q: Were there strategies or specific stocks that proved disappointing?

A: The fund holds a large financial services position, and financial stocks struggled during the six-month period. Typically, financial stocks do well in declining-interest-rate environments, but this six-month period was an exception. Although rates were falling, the slowing economy created a difficult backdrop for many financial stocks. Money for investment declined significantly, defaults on loans and credit cards rose, and companies reduced their investment banking business.

The biggest disappointment was Providian, a consumer lending and credit card company. We purchased the stock at a discount, believing that when the economy began to bounce back, the company would experience rapid growth. Although the company met our investment parameters when we bought it, we later found some management and accounting problems. When this information surfaced, we liquidated our position. Although we never like to take losses for the fund, we were somewhat heartened that we exited the stock before it hit its lows.

The fund's telecommunications stocks also struggled with the rest of the industry. As the economy slowed, so did the demand for telecommunication products and services. Although these stocks dragged on the fund's performance somewhat, our underweight position relative to the Standard & Poor's 500 mitigated substantial losses for the fund.

Q: Will you explain in greater detail what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of U.S. Treasury bond. They are issued by the federal government and are sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More importantly, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: What is your near-term outlook for the economy?

A: Volatility will continue as the economic and political environment remains uncertain. However, the precipitous declines that came as a result of the September 11 tragedy might have actually accelerated the stock market's descent and, therefore, its impending recovery. We believe that the economy may begin to recover in the first half of 2002. The fund's more aggressive structure should help it benefit as the economy begins its recovery.

The views expressed in this report reflect those of the fund managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary January 31, 2002

Asset Allocation	1/31/02	7/31/01

U.S. Government Obligations	69%	67%
Common Stocks	30%	31%
Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and U.S. Government Obligations)	1/31/02	7/31/01

Technology	19%	20%
Health	16%	16%
Financial	15%	18%
Manufacturing	12%	8%
Consumer Discretionary	10%	8%
Consumer Staples	7%	6%
Energy	6%	6%
Communications	5%	5%
Media	4%	9%
Other	6%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2002* (7.0% of Portfolio)
1. Microsoft Corp. Developer of computer software	0.9%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	0.8%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	0.8%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	0.7%
5. Citigroup, Inc. Provider of diversified financial services	0.7%
6. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	0.7%
7. Johnson & Johnson Provider of health care products	0.7%
8. Wal-Mart Stores, Inc. Operator of discount stores	0.6%
9. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	0.6%
10. American Home Products Corp. Manufacturer and retailer of pharmaceuticals and consumer health care products	0.5%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 29.6%
Communications 1.4%
Cellular Telephone 0.3%
AT&T Wireless Services, Inc.*	18,200	209,300
Telephone/Communications 1.1%
BellSouth Corp.	6,000	240,000
Lucent Technologies, Inc.	26,300	172,002
Verizon Communications, Inc.	8,000	370,800
		782,802
Consumer Discretionary 3.0%
Department & Chain Stores 2.4%
Federated Department Stores, Inc.*	4,300	178,966
Home Depot, Inc.	5,300	265,477
Kohl's Corp.*	3,000	198,870
Lowe's Companies, Inc.	4,000	184,280
Target Corp.	6,300	279,783
TJX Companies, Inc.	5,200	214,968
Wal-Mart Stores, Inc.	7,600	455,848
		1,778,192
Hotels & Casinos 0.2%
MGM Mirage, Inc.*	3,600	117,216
Recreational Products 0.3%
Harley-Davidson, Inc.	3,250	185,250
Specialty Retail 0.1%
Office Depot, Inc.*	6,000	98,700
Consumer Staples 2.0%
Alcohol & Tobacco 0.5%
Anheuser-Busch Companies, Inc.	2,400	113,448
Philip Morris Companies, Inc.	4,700	235,517
		348,965
Food & Beverage 0.9%
Hershey Foods Corp.	1,400	98,518
Kraft Foods, Inc. "A"	5,500	203,830
PepsiCo, Inc.	7,900	395,711
		698,059
Package Goods/Cosmetics 0.6%
Colgate-Palmolive Co.	3,200	182,880
Procter & Gamble Co.	2,800	228,704
		411,584
Durables 0.6%
Aerospace
Lockheed Martin Corp.	2,350	124,480
United Technologies Corp.	5,000	343,650
		468,130
Energy 1.8%
Oil & Gas Production 0.5%
BP PLC (ADR)	5,500	256,960
Burlington Resources, Inc.	3,000	102,720
		359,680
Oil Companies 1.2%
Exxon Mobil Corp.	15,376	600,433
Royal Dutch Petroleum Co. (New York shares)	5,600	279,832
		880,265
Oilfield Services/Equipment 0.1%
Schlumberger Ltd.	2,000	112,780
Financial 4.6%
Banks 1.5%
Bank of America Corp.	3,500	220,605
Fifth Third Bancorp.	3,500	221,375
J.P. Morgan Chase & Co.	6,000	204,300
Mellon Financial Corp.	6,500	249,600
Wells Fargo & Co.	4,950	229,631
		1,125,511
Consumer Finance 1.3%
American Express Co.	6,500	233,025
Citigroup, Inc.	11,066	524,528
Household International, Inc.	3,296	168,887
		926,440
Insurance 1.4%
American International Group, Inc.	4,875	361,481
Hartford Financial Services Group, Inc.	5,200	344,188
MetLife, Inc.	5,000	151,900
XL Capital Ltd. "A"	2,000	176,240
		1,033,809
Other Financial Companies 0.4%
Lehman Brothers Holdings, Inc.	4,000	259,080
Health 4.7%
Biotechnology 0.6%
Amgen, Inc.*	2,800	155,400
Biogen, Inc.*	3,600	195,192
Genentech, Inc.*	2,000	98,900
		449,492
Health Industry Services 0.7%
Laboratory Corp. of America Holdings*	2,800	227,920
McKesson Corp.	7,800	300,300
		528,220
Medical Supply & Specialty 1.4%
Johnson & Johnson	8,434	485,039
Medtronic, Inc.	4,500	221,715
Zimmer Holdings, Inc.*	9,400	305,782
		1,012,536
Pharmaceuticals 2.0%
Abbott Laboratories	6,800	392,360
American Home Products Corp.	6,200	400,892
Eli Lilly & Co.	2,000	150,200
Pfizer, Inc.	12,875	536,501
		1,479,953
Manufacturing 3.6%
Chemicals 0.5%
PPG Industries, Inc.	7,100	344,989
Containers & Paper 0.5%
International Paper Co.	9,100	380,198
Diversified Manufacturing 2.0%
Eaton Corp.	3,200	235,456
General Electric Co.	13,750	510,813
Illinois Tool Works, Inc.	5,300	378,314
Minnesota Mining & Manufacturing Co.	2,900	321,320
		1,445,903
Machinery/Components/Controls 0.6%
Johnson Controls, Inc.	2,500	210,150
Parker-Hannifin Corp.	5,000	245,200
		455,350
Media 1.2%
Advertising 0.2%
Omnicom Group, Inc.	2,000	174,740
Broadcasting & Entertainment 0.4%
AOL Time Warner, Inc.*	4,100	107,871
Viacom, Inc. "B"*	4,910	196,351
		304,222
Cable Television 0.3%
Cox Communications, Inc. "A"*	4,700	176,015
Print Media 0.3%
Tribune Co.	5,900	219,303
Technology 6.0%
Computer Software 1.8%
Intuit, Inc.*	5,700	223,725
Microsoft Corp.*	9,900	630,729
Oracle Corp.*	13,400	231,284
PeopleSoft, Inc.*	6,100	198,189
		1,283,927
Diverse Electronic Products 0.2%
Teradyne, Inc.*	6,000	179,160
EDP Peripherals 0.2%
EMC Corp.*	10,000	164,000
Electronic Components/Distributors 0.8%
Analog Devices, Inc.*	4,500	197,100
Cisco Systems, Inc.*	18,500	366,300
		563,400
Electronic Data Processing 0.8%
Dell Computer Corp.*	5,100	139,995
International Business Machines Corp.	4,000	431,560
		571,555
Precision Instruments 0.2%
Agilent Technologies, Inc.*	5,700	172,995
Semiconductors 2.0%
Altera Corp.*	5,500	138,160
Intel Corp.	15,700	550,128
Linear Technology Corp.	5,500	227,535
Novellus Systems, Inc.*	4,000	170,840
Sanmina Corp.*	5,000	73,400
Texas Instruments, Inc.	9,200	287,132
		1,447,195
Transportation 0.5%
Railroads
Union Pacific Corp.	6,400	397,120
Utilities 0.2%
Electric Utilities
FirstEnergy Corp.	3,100	115,320
Total Common Stocks (Cost $19,601,198)		21,661,356

	Principal Amount ($)	Value ($)
U.S. Government Obligations 69.5%
U.S. Treasury Separate Trading Registered Interest and Principal Securities, Principal only, 5.269%**, 11/15/2010 (Cost $46,427,545)	80,300,000	50,846,763

Cash Equivalents 0.9%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $674,384)	674,384	674,384
Total Investment Portfolio - 100.0% (Cost $66,703,127) (a)		73,182,503

* Non-income producing security.
** Bond equivalent yield to maturity, not a coupon rate.
(a) The cost for federal income tax purposes was $66,971,685. At January 31, 2002, net unrealized appreciation for all securities based on tax cost was $6,210,818. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,855,223 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $644,405.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $66,703,127)	$ 73,182,503
Receivable for investments sold	511,037
Dividends receivable	16,599
Interest receivable	1,317
Total assets	73,711,456
Liabilities
Payable for investments purchased	155,091
Payable for Fund shares redeemed	44,988
Accrued management fee	33,328
Other accrued expenses and payables	41,289
Total liabilities	274,696
Net assets, at value	$ 73,436,760
Net Assets
Net assets consist of: Undistributed net investment income	1,053,628
Net unrealized appreciation (depreciation) on investments	6,479,376
Accumulated net realized gain (loss)	(2,544,988)
Paid-in capital	68,448,744
Net assets, at value	$ 73,436,760
Net Asset Value
Net Asset Value and redemption price per share ($73,436,760 / 8,110,674 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $771)	$ 120,746
Interest	1,490,198
Total Income	1,610,944
Expenses: Management fee	189,392
Administrative fee	75,758
Distribution service fees	94,671
Trustees' fees and expenses	6,595
Other	790
Total expenses, before expense reductions	367,206
Expense reductions	(31)
Total expenses, after expense reductions	367,175
Net investment income	1,243,769
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,146,480)
Net unrealized appreciation (depreciation) during the period on investments	65,478
Net gain (loss) on investment transactions	(2,081,002)
Net increase (decrease) in net assets resulting from operations	$ (837,233)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2002 (Unaudited)	Year Ended July 31, 2001
Operations: Net investment income	$ 1,243,769	$ 2,451,347
Net realized gain (loss) on investment transactions	(2,146,480)	1,122,110
Net unrealized appreciation (depreciation) on investment transactions during the period	65,478	(2,540,506)
Net increase (decrease) in net assets resulting from operations	(837,233)	1,032,951
Distributions to shareholders from: Net investment income:	(1,604,443)	(2,030,274)
Net realized gains	(1,015,478)	(12,437,424)
Fund share transactions: Proceeds from shares sold	-	1,210,191
Reinvestment of distributions	2,654,884	13,961,587
Cost of shares redeemed	(3,621,198)	(8,679,418)
Net increase (decrease) in net assets from Fund share transactions	(966,314)	6,492,360
Increase (decrease) in net assets	(4,423,468)	(6,942,387)
Net assets at beginning of period	77,860,228	84,802,615
Net assets at end of period (including undistributed net investment income of $1,053,628 and $1,414,302, respectively)	$ 73,436,760	$ 77,860,228
Other Information
Shares outstanding at beginning of period	8,202,095	7,479,486
Shares sold	-	108,207
Shares issued to shareholders in reinvestment of distributions	299,326	1,458,891
Shares redeemed	(390,747)	(844,489)
Net increase (decrease) in Fund shares	(91,421)	722,609
Shares outstanding at end of period	8,110,674	8,202,095

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2002[a]	2001	2000	1999	1998	1997[b]	1997[c]

Selected Per Share Data

Net asset value, beginning of period	$ 9.49	$ 11.34	$ 10.96	$ 10.80	$ 11.86	$ 11.24	$ 11.46
Income (loss) from investment operations: Net investment income	.15[d]	.31[d]	.30[d]	.32[d]	.40	.03	.42
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.16)	.87	1.05	.25	.59	1.48
Total from investment operations	(.11)	.15	1.17	1.37	.65	.62	1.90
Less distributions from: Net investment income	(.20)	(.28)	(.36)	(.38)	(.42)	-	(.44)
Net realized gains on investment transactions	(.13)	(1.72)	(.43)	(.83)	(1.29)	-	(1.68)
Total distributions	(.33)	(2.00)	(.79)	(1.21)	(1.71)	-	(2.12)
Net asset value, end of period	$ 9.05	$ 9.49	$ 11.34	$ 10.96	$ 10.80	$ 11.86	$ 11.24
Total Return (%)[e]	(1.08)**	1.24	11.49	13.75	6.56	5.52**	18.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	78	85	104	106	117	112
Ratio of expenses before expense reductions (%)	.97*	1.01[f]	1.06	1.00	.94	.84*	.93
Ratio of expenses after expense reductions (%)	.97*	1.01[f]	1.05	1.00	.94	.84*	.93
Ratio of net investment income (loss) (%)	3.28*	2.98	2.77	3.06	3.30	3.38*	3.60
Portfolio turnover rate (%)	37*	42	97	52	80	86*	94

a For the six months ended January 31, 2002 (Unaudited).
b For the one month ended July 31, 1997.
c For the year ended June 30.
d Based on average shares outstanding during the period.
e Total return does not reflect the effect of any sales charges.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .98% and .98%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Target 2010 Fund (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Fund's investment manager. Fund shares were sold during a limited offering period, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses arising in connection with a specific fund are allocated to that fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $13,883,995 and $17,729,744, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets. For the six months ended January 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company ("SISC"), an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2002, the Administrative Fee aggregated $75,758, of which $13,933 is unpaid at January 31, 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2002, the Service Fee was $94,671, of which $16,636 is unpaid at January 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2002, totaled $13,281 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $31 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Trustees and Officers

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Trustee and Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Irene T. Cheng*
Vice President
Philip J. Collora*
Vice President and
Assistant Secretary
Tracy McCormick*
Vice President
Kathryn L. Quirk*
Vice President
Linda J. Wondrack*
Vice President
Gary L. French*
Treasurer
John R. Hebble*
Assistant Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121 (800) 294-4366
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January, 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:

Zurich Scudder Investments, Attention: Correspondence - Chicago,

P.O. Box 219415, Kansas City, MO 64121-9415.

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